UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2022

INMED PHARMACEUTICALS INC.

(Exact Name of Company as Specified in Charter)

British Columbia	001-39685	98-1428279
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

InMed Pharmaceuticals Inc. Suite 310 - 815 W. Hastings Street, Vancouver, B.C. Canada	V6C 1B4
(Address of Principal Executive Offices)	(Zip Code)

Company’s telephone number, including area code: (604) 669-7207

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	INM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	On February 11, 2022, Catherine Sazdanoff resigned from the Board of Directors (the “Board”) (including from the Compensation Committee, the Nominating & Governance Committee and the Audit Committee) of InMed Pharmaceuticals Inc. (the “Company”), effective as of February 11,2022. Ms. Sazdanoff informed the Company that her decision to resign as a director was due to personal reasons.

On February 14, 2022, the Company issued a press release and filed a Form 8-K which included information regarding Ms. Sazdanoff’s resignation.

(d)	On February 11, 2022, the Board appointed Janet Grove as a director of the Board to fill the vacancy created by Ms. Sazdanoff’s resignation, effective as of February 11, 2022. Ms. Grove’s term as a member of the Board will expire at the Annual General Meeting to be held in 2022. Ms. Grove will serve on the Compensation Committee and the Nominating & Governance Committee, effective as of February 11, 2022. There are no arrangements nor understandings with Ms. Grove pursuant to which she was selected as a director of the Company, and there are no family relationship between Ms. Grove any of the Company’s other directors or executive officers. Ms. Grove will be entitled to receive the standard compensation provided to Directors of an annual retainer of $35,000 and for committee participation, directors are eligible to receive up to an additional $15,000 per year assuming a minimum of two committee memberships. Ms. Grove was granted certain stock options to purchase 14,000 common shares as part of the compensation that are granted to new directors upon becoming a member of the board.

In connection with her appointment to the Board, Ms. Grove executed the Company’s standard form of indemnification agreement for directors.

On February 14, 2022, the Company issued a press release and filed a Form 8-K which included information regarding Ms. Grove’s appointment to the Board.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

The following exhibits shall be deemed to be furnished, and not filed:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INMED PHARMACEUTICALS INC.

Date: February 23, 2022	By:	/s/ Bruce Colwill
Bruce Colwill
Chief Financial Officer

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